UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168	35-0594457

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◦Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◦Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
◦Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.   Other Events.

On June 27, 2018, Duke Energy Indiana, LLC (“DEI”) filed testimony in the federal tax act proceeding with the Indiana Utility Regulatory Commission (the “IURC”) in connection with a Stipulation and Settlement Agreement (the “Settlement Agreement”) entered into by DEI with the Indiana Office of Utility Consumer Counselor, the Indiana Industrial Group and Nucor Steel related to the implementation of the impacts of the Tax Cuts and Jobs Act of 2017. A summary providing additional detail on the terms of the Settlement Agreement is attached to this Form 8-K as Exhibit 99.1. The Settlement Agreement is subject to the review and approval of the IURC.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1 Duke Energy Indiana Summary of Settlement in Federal Tax Act Proceeding

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 28, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, External Affairs, Chief Legal Officer and Corporate Secretary

DUKE ENERGY INDIANA, LLC

Date: June 28, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, External Affairs, Chief Legal Officer and Secretary